Annual Meeting of Shareholders June 4, 2025

Welcome

Today’s Agenda Welcome Arrow Overview Business Meeting Financials Positioned for Growth Closing

Safe Harbor Statement The information in this presentation may contain statements based on management’s beliefs, assumptions, expectations, estimates and/or projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission.

Acknowledgements Annual Meeting Technical Support Michele Kloeppel and Bill Vega Attorneys Justin Murberg, CPA Audit Senior Manager Frank Arren Inspector of Elections

Arrow Overview

Our Family of Companies

Our Market as of March 31, 2025 Insurance Offices Bank Branches 938 • $4.5 billion in assets • 580 plus employees • Primary service area population of more than 1.1 million

Our Guiding Language To strengthen financial lives within our communities through the power of care, capability, commitment and collaboration. To build meaningful and long-lasting relationships with our customers, employees and shareholders. Our Mission Statement: Our Vision Statement:

Our Values We are your neighbors We believe a great team delivers great results We continuously improve We do the right thing the right way We make data-driven decisions We value differences.

Our Philanthropy

Welcome To Our New Directors James M. Dawsey President, MLB Construction Services, LLC Daniel J. White Retired Managing Partner, KPMG LLP Albany Dr. Kristine D. Duffy President, SUNY Adirondack Philip Morris CEO, Proctors Collaborative

Thank You, Mr. Dake Gary C. Dake President, Stewart’s Shops Corp.

Our Directors



Tenée R. Casaccio, AIA
Chair
President, JMZ Architects and Planners, P.C.



Mark L. Behan
Founder and President, Behan Communications, Inc.



Gregory J. Champion
Retired Chief Legal Officer, Syncromune, Inc.



James M. Dawsey
President, MLB Construction Services, LLC



David S. DeMarco
President and CEO, Arrow Financial Corporation



Dr. Kristine D. Duffy
President, SUNY Adirondack



David G. Kruczlnicki
Retired President and CEO, Glens Falls Hospital



Elizabeth A. Miller
President and CEO, Miller Mechanical Services, Inc.



Philip Morris
CEO, Proctors Collaborative



Raymond F. O'Conor
Retired President and CEO, Saratoga National Bank



Colin L. Read, PhD
Professor – Department of Economics and Finance, SUNY Plattsburgh



Daniel J. White
Retired Managing Partner, KPMG LLP Albany

ARROW Financial Corporation

In Memoriam Herbert A. Heineman, Jr. Michael F. Massiano, Jr. (Chairman Emeritus) Richard J. Reisman, DMD

Our Executive Management Brooke Pancoe EVP and Chief Human Resources Officer Marc Yrsha SEVP and Chief Banking Officer Andrew Wise SEVP and Chief Risk Officer Michael Jacobs EVP and Chief Information Officer Penko K. Ivanov SEVP, Chief Financial Officer, Treasurer and Chief Accounting Officer David S. DeMarco President and CEO, Arrow Financial Corporation David Kaiser SEVP and Chief Credit Officer

Thank You, Mr. Kaiser David Kaiser SEVP and Chief Credit Officer

Our Senior Management Arleen Girard SVP and Director of Business Services Douglas Thorn SVP and Director of Insurance Operations Annette Reitano SVP and Director of Marketing and Communications Scott Duggleby SVP and Director of Wealth Management Ginny Sullivan SVP and Director of Residential Lending Leslie Munger SVP and Director of Compliance and Risk Kurt Moser SVP and Director of Corporate Banking Ryan Case SVP and Capital Region Market Executive Daniel Segrell SVP and Director of Consumer Lending Wendy Lanzone SVP and CEX Director of Deposit and Loan Services Wendy Brust SVP and Director of Information Technology Alex Rusate SVP and Director of Internal Audit Candice Healy SVP and Director of Retail Banking Dave Riihimaki SVP and Director of Credit Administration Ian Williams SVP and Director of Retail and Business Banking

Business Meeting

2025 Shareholder Voting Proposals 1. The election of four Class C Directors to three-year terms, one Class A director to the remainder of their term and one Class B director to the remainder of their term. 2. Advisory approval of our 2024 executive compensation (“Say-on-Pay”). 3. Ratification of the selection of Crowe LLP ("Crowe") as our independent auditor for 2025. 4. Any other business that may properly come before the 2025 Annual Meeting, or any adjournment or postponement thereof.

Financials

Financial Highlights In 2024, we delivered loan growth, an expanded net interest margin and successfully executed on select balance sheet strategies – delivering solid financial results while building the foundation for a more successful 2025.

2024 Summary Total Assets $4.3B up 3.3% from prior year $3.4B up 5.8% from prior year Total Loans Earnings Per Share (Reported) $1.77 0.70% Return on Average Assets Total loans do not include FV hedge mark of $2.2M Earnings per share were negatively impacted by $0.28 in 2024 resulting from charges for unification activities as well as repositioning our securities portfolio – actions that have positioned us for a better future.

$2,196 $2,386 $2,595 $2,668 $2,983 $3,207 $3,392 2018 2019 2020 2021 2022 2023 2024 Loans Loans and Deposits Dollars in millions History of strong performance Total loans do not include FV hedge mark of $5.8M and $2.2M in 2023 and 2024, respectively. $2,346 $2,616 $3,235 $3,550 $3,498 $3,513 $3,558 2018 2019 2020 2021 2022 2023 2024 Deposits 7.2% CAGR 7.5% CAGR

Key Metrics Core 2024 excludes several items that are deemed non-recurring, one-time or linked to specific events that are not reflective of our ongoing run-rate. Examples of such items are unification and acquisition related expenses, losses on repositioning of the securities portfolio and carry-over expenses relating to our filing delays in 2023. All these items were previously disclosed in various SEC filings, such as our 2024 Form-10K and our 2024 and first quarter 2025 Form 10-Q filings along with 8-K filings as necessary from time to time. 1.17% 1.28% 1.21% 0.74% 0.70% 0.81% 2020 2021 2022 2023 2024 Core 2024 Return on Average Assets 12.77% 14.09% 13.55% 8.29% 7.72% 8.93% 2020 2021 2022 2023 2024 Core 2024 Return on Average Equity $0.93 $0.96 $1.03 $1.07 $1.09 2020 2021 2022 2023 2024 Cash Dividends Paid Per Share $2.41 $2.92 $2.86 $1.77 $1.77 $2.05 2020 2021 2022 2023 2024 Core 2024 Reported EPS

Strong Capital Position 9.60% 12.71% 13.35% 14.47% 8.78% 4.00% 4.50% 6.00% 8.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity Select Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2024 $302 $334 $371 $354 $380 $401 2019 2020 2021 2022 2023 2024 Stockholders’ Equity

1Q 2025 Performance

1Q 2025 Highlights ➢ Reported Net Income of $6.3 million (EPS of $0.38), includes non-core unification expenses of $0.6M ($0.03/share) ➢ Record Net Interest Income of $31.4 million ➢ Fully tax equivalent Net Interest Margin of 3.08% vs. 2.85% for the 4th quarter of 2024 ➢ Loan growth ~$22M ➢ Share repurchases of $3.4 million (128,047 shares at an avg. cost of $26.48 per share) ➢ Tangible Book Value of $22.72/share – increase of $0.32/share from year-end ➢ Return on Average Assets (ROA) improved to 0.59%, up from 0.41% in the previous quarter ➢ Excluding specific reserve and non-core unification related expenses, ROA was 0.91% ➢ CRE participation resulting in $3.75M specific reserve ($0.17/share) – charged off in April 2025 • 1Q 2025 allowance for credit losses (ACL) coverage ratio to 1.11 (1.00 excluding specific reserve) • Non-performing loans (excluding above referenced CRE participation) are 0.12% of loans ➢ Added Director of Wealth Management with focus on growth (organic and M&A) 1 Other Activity Subsequent to 1Q 2025 ➢ In April 2025, increased share repurchase authority by $5.0M • Share repurchases of an additional $3.1 million (approx. 120 thousand shares at an avg. cost of $26.24 per share) through May 30, 2025 1 Commercial Real Estate

1Q 2025 Financial Summary $22.40 $22.72 4Q24 1Q25 Fully Diluted Tangible Book Value 2.85% 3.08% 4Q24 1Q25 FTE Net Interest Margin (NIM) $3,392 $3,414 4Q24 1Q25 Loan Balances Dollars in millions $3,558 $3,668 4Q24 1Q25 Deposit Balances Dollars in millions Deposits exclude $270M of brokered certificate of deposits in 4Q24 and $300M in 1Q25. Loans exclude impact of FV hedge mark.

Positioned for Growth

Overall Strong Performance Unified Our Brand Expanded Our Presence Enhanced Security Delivered Strong Financial Performance

Arrow Bank: One Name, One Vision

Growing Our Business • Whitehall Branch Acquisition • Total of 9 branches in Washington County • Strategic growth supports customers needs • A&B Agency, Inc. • Expanded reach in Capital Region, Hudson Valley and Mohawk Valley • Enhanced employee benefits solutions

Advancing Technology • Joined Allpoint ATM Network – 50,000+ fee-free ATMs globally • Access at top retailers and pharmacies • Launched new digital wealth platform with enhanced tools and features • Supporting smarter financial decisions anytime, anywhere

Safer Banking, Together Check Fraud Scams Recover Funds Track Cases Work with authorities, other banks and attorneys Minimize Loss – Bank and Customer Educate – Internally and Externally

Awards 72CONSECUTIVE QUARTERS Arrow Bank Piper Sandler Sm-All Stars: Class of 2024 List Arrow Financial Corporation

Our Team

Annual Meeting of Shareholders June 4, 2025